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                                                            Exhibit 10 (a) (14)

                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

         EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of December 15, 1999 by and among Inter*Act Operating Co., Inc. (the "Company") and each Holder (as herein defined).

         This Agreement is made in connection with that certain exchange offer pursuant to which, in exchange for the surrender of at least 80% aggregate principal amount of (i) the 14% Senior Discount Notes Due 2003 of Inter*Act Electronic Marketing, Inc., a North Carolina corporation ("Inter*Act"), Inter*Act or the Company shall issue or cause to be issued, as the case may be,
(x) up to $70,000,000 aggregate principal amount of Senior Pay-in-Kind Notes Due 2003 of the Company (the "Notes"), (y) warrants ("Warrants") to purchase up to an aggregate of 2,506,812 shares of common stock, no par value, of Inter*Act (the "Common Stock") and (z) up to an aggregate of 140,000 shares of the 14% Series B Mandatorily Convertible Preferred Stock of Inter*Act (the "Preferred Stock").

         In consideration of the foregoing, the parties hereby agree as follows:

         SECTION 1.  DEFINITIONS.

         Capitalized terms used herein without definition shall have the respective meanings given such terms as in the Indenture. As used in this Agreement, the following terms have the following meanings:

         "Act" means the Securities Act of 1933, as amended.

         "Advice" has the meaning set forth in Section 6.

         "Affiliate" means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person.

         "Agreement" has the meaning set forth in the preamble.

         "Business Day" means any day other than a day on which banks are authorized or required to be closed in the State of New York.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" has the meaning set forth in the preamble.

         "Company" has the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

         "Consummate" means, with respect to an Exchange Offer hereunder, (a) the filing and causing to become effective under the Securities Act of a Registration Statement covering






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the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective for the period required by Section 2 hereof, and (c) the delivery by the Company to the registrar under the Indenture of the Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Registrable Securities tendered by Holders pursuant to such Exchange Offer.

         "Controlling Persons" has the meaning set forth in Section 8(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Offer" means the offer to exchange any of the Registrable Securities for Exchange Securities made by the Company pursuant to Section 2.

         "Exchange Offer Registration Statement" has the meaning set forth in
Section 2(a).

         "Exchange Securities" means securities of the Company that are (i) identical to the Registrable Securities in all material respects except that they have been registered pursuant to an effective Registration Statement under the Securities Act and (ii) issued under and entitled to the benefits of the Indenture, which shall have been qualified under the Trust Indenture Act.

         "Exchanging Dealer" means any Holder which is a broker-dealer, electing to exchange Securities acquired for its own account as a result of market-making or other trading activities for new securities in the Exchange Offer.

         "Holder" means any holder of Registrable Securities.

         "Holders' Counsel" means Goodwin, Procter & Hoar LLP, special counsel to the Holders, or any successor counsel selected by Holders of a majority in interest of Registrable Securities.

         "Indenture" means the Indenture, dated as of the date of this Agreement, between the Company and the Trustee, pursuant to which the Registrable Securities are being issued and pursuant to which the Exchange Securities, if any, shall be issued, as amended, restated supplemented or otherwise modified from time to time, together with any exhibits, schedules or other attachments thereto.

         "Initial Public Offering" means the first public offering of shares of Common Stock registered on Form S-1, Form S-3, Form S-4 or Form S-11 (or any successor or equivalent forms).

         "Inspectors" has the meaning set forth in Section 6(m).

         "Issue Date" means December 28, 1999.

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         "NASD" has the meaning set forth in Section 6(q).

         "NASDAQ" has the meaning set forth in Section 6(o).

         "New Security" means debt securities of the Company identical in all material respects to the Registrable Securities to be issued in connection with the Exchange Offer pursuant to the Indenture or a new indenture of the Company identical in all material respects to the Indenture.

         "Notes" has the meaning set forth in the preamble.

         "Other Registration Rights" has the meaning set forth in Section 11.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or other agency or political subdivision thereof.

         "Preferred Stock" has the meaning set forth in the preamble.

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Records" has the meaning set forth in Section 6(m).

         "Registrable Securities" means the Notes until such time as (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are transferred to any Person other than a Holder pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), or (iii) such Registrable Securities shall have been exchanged pursuant to an Exchange Offer.

         "Registration Default" has the meaning set forth in Section 4(a).

         "Registration Expenses" has the meaning set forth in Section 7.

         "Registration Statement" means any registration statement of the Company that covers any of the Securities pursuant to the provisions of this Agreement (including any Shelf Registration Statement), and all amendments and supplements to any such registration

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statement, including post-effective amendments, in each case including the
Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Rule 144A" has the meaning set forth in Section 9(b).

         "Securities" means the Registrable Securities and the Exchange Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

         "Shelf Notice" has the meaning set forth in Section 2(b).

         "Shelf Registration Statement" has the meaning set forth in
Section 2(b).

         "Suspension Notice" has the meaning set forth in Section 6.

         "Suspension Period" has the meaning set forth in Section 6.

         "Target Consummation Date" means the date 60 Business Days after the earlier of (i) the Target Effective Date or (ii) the date on which the Registration Statement relating to the Exchange Offer is declared effective by the Commission.

         "Target Effective Date" means the date 90 days after the earlier of (i) the Target Filing Date or (ii) the date on which the Shelf Registration Statement or the Exchange Offer Registration Statement is filed with the Commission, as the case may be.

         "Target Effective Period" has the meaning set forth in Section 3(a).

         "Target Filing Date" means (i) the earlier of the date 30 days after an Initial Public Offering or the date 180 days after the date hereof or (ii) in the event that the Company has not filed a Registration Statement for an Exchange Offer and the Shelf Notice is delivered within the 15 day period prior to the Target Filing Date as contemplated by the proviso contained in the first sentence of Section 3(a) of this Agreement, the date 15 days after delivery of the Shelf Notice.

         "Transfer Restricted Security" means each Security or New Security until (i) the date which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a New Security in the Registered Exchange Offer that is freely transferable under the Act, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Transfer Restricted Security for a New Security, the date on which such New Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Transfer Restricted Security has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement

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or (iv) the date an which such Transfer Restricted Security is distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act.

         "Trustee" means State Street Bank and Trust Company, as Trustee under the Indenture, or any successor Trustee under the Indenture.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S. Code 'SS''SS'77aaa-77bbbb), as amended from time to time, or any successor statute, and any rules and regulations of the Commission promulgated thereunder.

         "Warrants" has the meaning set forth in the preamble.

         SECTION 2.        EXCHANGE OFFER.

                  (a) After the Company's Initial Public Offering, or in the event that, as of the date that is 180 days following the date hereof, neither the Company nor Inter*Act has commenced an Initial Public Offering, the Company shall (i) cause to be filed with the Commission in no later than the Target Filing Date, a Registration Statement with respect to the Exchange Offer (the "Exchange Offer Registration Statement"), (ii) use best efforts to cause such Registration Statement to be declared effective as soon as practicable after the Target Filing Date or such earlier filing date, but in no event later than the Target Effective Date and (iii) use best efforts to Consummate the Exchange Offer as soon as practicable after the Target Effective Date or such earlier effective date, but in no event later than the Target Consummation Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and duly registered or qualified under applicable state securities or blue sky laws and will comply with all applicable tender offer rules and regulations under the Exchange Act and state securities or blue sky laws. The Company shall mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents. Each Holder who exchanges Registrable Securities for Exchange Securities in an Exchange Offer shall be deemed to have represented, and at the request of the Company shall provide a letter confirming, that (A) such Holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (B) any Exchange Securities received by such Holder will be acquired in the ordinary course of its business, (C) such Holder will not, at the time of the Consummation of the Exchange Offer, have any arrangement or understanding with any Person or the intent to enter into any such arrangement or understanding to participate in the distribution of the Exchange Securities and (D) if such Holder is a broker-dealer, such Holder acquired its Registrable Securities for its own account as a result of market-making or other trading activities and such Holder will deliver a prospectus in connection with any resale of Exchange Securities. Any Holder (x) who refuses to provide a letter requested in connection with an Exchange Offer pursuant to the preceding sentence or (y) who refuses to participate in an Exchange Offer other than in the circumstances described in Section 2(b)(i) or (ii) below, shall not be entitled to cause the Company to effect a "shelf" registration pursuant to
Section 3 hereof. The Company agrees to supplement or amend the Registration Statement filed in respect of the Exchange Offer to the extent required by applicable law, rules or regulations or by the instructions applicable to the registration form used by the Company for

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such Registration Statement. The Company shall keep the Registration Statement relating to the Exchange Offer continuously effective for a period of not less than the minimum period required under applicable federal and state securities laws; provided, however, that for a period of at least 20 consecutive Business Days (i) the Exchange Offer shall remain open and (ii) the Registration Statement relating to the Exchange Offer shall remain continuously effective. The provisions of this Agreement shall continue to apply notwithstanding acceptance of all tendered Registrable Securities pursuant to an Exchange Offer and issuance of Exchange Securities in exchange therefor pursuant to an Exchange Offer in accordance with this Section 2; provided, however, that the Company (i) may omit to comply with such of the procedures set forth in Section 6 as are required to be complied with only in connection with a Shelf Registration Statement or as may be appropriate under the circumstances without adversely affecting the interests of the Holders under this Agreement, taken as a whole,
(ii) shall have no further obligation to register Registrable Securities pursuant to this Section 2 or pursuant to Section 3 of this Agreement and (iii) shall, except for the obligation to pay liquidated damages which have accrued under Section 4 hereof, have no further obligations under Section 4 hereof.

                  (b) As soon as practicable after the close of the Registered Exchange Offer, the Company shall: (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Exchange Offer; (ii) deliver to the Trustee for cancellation all Securities so accepted for exchange; and
(iii) cause the Trustee or the New Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Securities New Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

                  (c) The Company acknowledges that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus in connection with a sale of any New Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:

                           (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

                           (ii) use its best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery by Exchanging Dealers in connection with sales of New Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 4(h) below. The Company shall be deemed not to have used its best efforts to keep the Exchange Offer Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted

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         Securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law, or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(f), if applicable.

                  (d) If, prior to the Consummation of the Exchange Offer, (i) the Company reasonably determines, or Holders of at least 25% of the aggregate principal amount of Registrable Securities reasonably determine, in each case based on written advice of counsel, that the Exchange Securities would not, upon receipt, be tradeable by each such Holder without restriction under the Securities Act and the Exchange Act and under applicable blue sky or state securities laws, and without, in each case, delivery of a prospectus, or (ii) Holders of at least 25% of the aggregate principal amount of Registrable Securities reasonably determine, based on written advice of counsel, that either
(A) the participation of such Holders in the Exchange Offer is not legally permitted or (B) there has been a court decision or administrative action that may reasonably be expected to have a material adverse effect on such Holders in the event such Holders participate in the Exchange Offer, then the Company or the Holders, as the case may be, shall promptly deliver to the Trustee and the Company or the Holders, as the case may be, notice thereof (the "Shelf Notice") and the Company shall file a "shelf" Registration Statement (the "Shelf Registration Statement") on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or such successor rule or similar provision then in effect) pursuant to Section 3 of this Agreement. The parties agree that, following the delivery of a Shelf Notice, the Company shall have no further obligation under this Section 2.

         SECTION 3.        SHELF REGISTRATION.

                  (a) If the Company is required to deliver, or the Holders deliver, a Shelf Notice as contemplated by Section 2(d) of this Agreement, then the Company shall prepare and file with the Commission as soon as practicable, but not later than the Target Filing Date, a Shelf Registration Statement covering all of the Registrable Securities; provided, however, that if the Company has not yet filed a Registration Statement for an Exchange Offer, the Company shall file the Shelf Registration Statement on or before the Target Filing Date unless the Shelf Notice is delivered within the 15 day period prior to the Target Filing Date, in which case the Company shall have 15 days from the date of delivery of the Shelf Notice to file the Shelf Registration Statement. The Company will use best efforts to have the Shelf Registration Statement declared effective on or before the Target Effective Date and to keep such Shelf Registration Statement continuously effective for a period (the "Target Effective Period") of at least 36 months following the Target Effective Date or, if later, the date on which such Shelf Registration Statement is declared effective (or such shorter period which will terminate when all Registrable Securities covered by such Shelf Registration Statement have been sold or withdrawn, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable). The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by the registration form used by the Company for such

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Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Securities to which such Shelf Registration Statement relates (but only to the extent that such request by such Holder relates to information with respect to such Holder), and the Company agrees to furnish to the Holders and Holder's Counsel copies of any such supplement or amendment prior to its being used and/or filed with the Commission. Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Shelf Registration Statement at any time prior to the effective date of such Shelf Registration Statement.

                  (b) A registration will not be deemed to have been effected under this Section 3 unless the Shelf Registration Statement has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that if after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have become effective during the period of such interference (and liquidated damages shall accrue and be payable under Section
4) until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. If a registration pursuant to this
Section 3 is deemed not to have been effected then the Company shall continue to be obligated to effect a registration pursuant to this Section 3.

                  (c) Selection of Underwriter. If the Holders so elect, the offering of Registrable Securities pursuant to a Shelf Registration Statement shall be in the form of an underwritten offering. If they so elect, the Holders participating in such Shelf Registration Statement shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering; provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

         SECTION 4.        INTEREST PAYMENTS.

                  (a) In the event that, as of the date that is 180 days following the date hereof, neither the Company nor Inter*Act has commenced on Initial Public Offering, and (i) either the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not filed with the Commission on or prior to the Target Filing Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, has not been declared effective on or prior to the Target Effective Date, (iii) either the Exchange Offer is not consummated or the Shelf Registration Statement is not declared effective, as the case may be, on or prior to the Target Consummation Date or (iv) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is declared effective, but thereafter ceases to be effective or usable (each such event referred to in clause (i) through (iv) above, a "Registration Default") interest (in addition to the interest otherwise due on the Notes after such date) will accrue on the Notes at a rate of one-half of one percent per annum of the principal amount of the Notes on the immediately

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preceding semi-annual accrual date (for purposes of this paragraph, "semi-annual accrual date" means each February 1 or August 1 of each year (or, if such immediately preceding February 1 or August 1 occurs before February 1, 2000, at a rate of one-half of one percent of the principal value of the Notes on August 1, 1999)) with respect to the first 90-day period following such Registration Default, and the amount of such additional interest will increase by an additional one-half of one percent per annum for each subsequent 90-day period until such Registration Default has been cured, payable in cash semi-annually, in arrears, on February 1 and August 1 of each year; provided, however, that in no event shall the rate of such additional interest be more than one and one-half of one percent of the principal value of the Notes. Upon the cure of all applicable Registration Defaults, such additional interest shall cease to accrue.

         The parties hereto agree that the interest rate increase provided for in this Section 4 constitutes a reasonable estimate as of the date hereof of the damages that will be suffered by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement or the Registration Statement relating to the Exchange Offer to be filed, to be declared effective and/or to remain effective, or by reason of the failure of the Exchange Offer to be Consummated, as the case may be, in accordance with this Agreement. However, the right of the Holders to be paid the increased interest rate provided for in this
Section 4 is not intended to be and shall not be construed or deemed to be an exclusive remedy, it being understood that the Holders shall have the full right to pursue all available remedies at law or in equity for any breach by the Company of any of its obligations under this Agreement.

         SECTION 5.        TRUST INDENTURE ACT QUALIFICATION; RATING.

         At or prior to the effectiveness of the Registration Statement relating to the Exchange Offer or the Shelf Registration Statement:

                  (a) The Company will qualify the Indenture under the Trust Indenture Act, and shall use best efforts to effect such registration to permit the sale of such Registrable Securities or the exchange of the Exchange Securities in accordance with the intended method or methods of disposition thereof.

                  (b) If notified by a nationally recognized rating agency that the Registrable Securities are being rated, the Company agrees to cooperate in providing written information and making a presentation to such agency and to use best efforts to obtain a rating for the Registrable Securities or Exchange Securities, as the case may be, from a nationally recognized rating agency.

         SECTION 6.        REGISTRATION PROCEDURES.

         In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection therewith:

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                  (a) The Company shall prepare and file with the Commission a
         Registration Statement on the appropriate form under the Securities Act, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement; provided, however that, at least ten Business Days prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, Holders' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of Holders' Counsel and the underwriters, if any, and the Company will not, unless required by law or this Agreement, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Holders holding a majority in interest of the Registrable Securities covered by such Registration Statement or the underwriters with respect to such Securities, if any, shall object; provided, however, that any such objection to the filing of any Registration Statement or amendment thereto or any Prospectus or supplement thereto shall be made by written notice (the "Objection Notice") delivered to the Company no later than ten Business Days after the party or parties asserting such objection (the "Objecting Party") receives draft copies of the documents that the Company proposes to file. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Holder of any stop order issued or threatened by the Commission in connection therewith and shall use its best efforts to prevent the entry of such stop order or, if entered, to have such stop order withdrawn at the earliest possible moment.

                  (b) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as the Company is required to keep such Registration Statement effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or amendment thereto or such Prospectus or supplement thereto;

                  (c) The Company shall promptly furnish to any Holder and the underwriters, if any, without charge, such number of conformed copies of each Registration Statement and any post-effective amendment thereto and such number of

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         copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Holder or underwriter may reasonable request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.

                  (d) The Company shall, on or prior to the date on which a Registration Statement is declared effective, (i) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of each of the 50 states of the United States (or such jurisdictions as any Holder, Holders' counsel or underwriter may request) or obtain appropriate exemptions therefrom; (ii) do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof; (iii) use its best efforts to keep each such state securities or "blue sky" registration or qualification (or exemption therefrom) effective during the period in which the Company is required to keep the Registration Statement effective; and (iv) do any and all other acts or things which may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to complete the disposition in such jurisdictions of such Registrable Securities in accordance with their intended method of distribution thereof; provided, however, that the Company shall not be required (A) to qualify to do business in any jurisdiction where it would not otherwise be required to so qualify but for this Section 5(d) or (B) to file any general consent to service of process.

                  (e) The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof.

                  (f) The Company shall promptly notify each Holder, Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Registration Statement or a Prospectus or any post-effective amendment or any Prospectus supplement has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the registration or qualification or exemption from registration or qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering of such Registrable Securities cease to be true and correct in all material respects, and
         (vi) of the happening of any event which makes any statement of a material fact made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as promptly as practicable thereafter, prepare and file an amendment to such Registration Statement with the Commission and furnish to the Holders and any underwriter a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) The Company shall make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

                  (h) The Company shall promptly use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall promptly use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

                  (i) The Company shall, if requested by the managing underwriter or underwriters, if any, Holders' Counsel, or any Holder promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or Holder or Holders' Counsel requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such Prospectus supplement or post-effective amendment.

                  (j) The Company shall, as promptly as practicable after the filing with the Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to each of the Holders and to Holders' Counsel.

                  (k) The Company shall cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under a Registration Statement to the purchasers thereof, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

                  (l) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may request in order to expedite or facilitate the disposition of Registrable Securities (the Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of any underwriters also be made to and for the benefit of the Holders).

                  (m) The Company shall promptly make available to each Holder, any underwriter participating in any disposition of Registrable Securities pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement.

                  (n) The Company shall furnish to each Holder of Registrable Securities included in such offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering matters of the type customarily covered by opinions or comfort letters, as the case may be.

                  (o) The Company shall use its best efforts to cause the Registrable Securities included in a Registration Statement (if the Company and the Registrable Securities so qualify) (i) to be listed on each national securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) if similar securities of the Company are not then listed, to be authorized for quotation or listing, as applicable, on the New York Stock Exchange or The Nasdaq Stock Market, Inc.'s ("Nasdaq") National Market or Small-Cap Market.

                  (p) The Company shall provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

                  (q) The Company shall cooperate with each Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

                  (r) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                  (s) The Company shall appoint or maintain a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

                  (t) In connection with an underwritten offering, the Company shall participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders, in customary efforts to sell the securities being offered, including without limitation, participating in "road shows."

                  (u) If a Holder proposes to sell a block of Registrable Securities with a value in excess of $1 million, the Company shall make members of the management of the Company available for reasonable selling efforts, including senior management attendance at road shows, provided, however, that the selling Holder or Holders shall reimburse the Company for its reasonable out-of-pocket expenses actually incurred at the request of such selling Holder or Holders in connection with such selling efforts.

                  (v) If the Registrable Securities are of a class of securities that is listed on a national securities exchange, the Company shall file copies of any Prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the Holders shall benefit from the prospectus delivery procedures described therein.

         In the case of a Shelf Registration Statement, each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 5(f)(vi), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 5(f) or until such Holder is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the

Prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that the Company shall not give a Suspension Notice until after the Shelf Registration Statement has been declared effective and shall not give more than one Suspension Notice during any period of 12 consecutive months and in no event shall the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 5(f) (the "Suspension Period") exceed 30 days. In the event that the Company shall give any Suspension Notice, (i) the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Shelf Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the Suspension Period. If any Suspension Period exceeds 30 days or more than one Suspension Notice is given during any period of 12 consecutive months, the Company shall pay liquidated damages to each Holder of Registrable Securities in an amount equal to $.10 per 1,000 shares of the Registrable Securities included in the Shelf Registration Statement per week beginning on the 31st day of such Suspension Period or the date of such additional Suspension Notice, as the case may be. The weekly liquidated damages payable by the Company to the Holders as a result of the continuance of a Suspension Period beyond 30 days or as a result of the giving of more than one Suspension Notice during any 12 months period shall increase by an amount equal to $.10 per 1,000 shares of the Registrable Securities two weeks after the event triggering such liquidated damages and shall thereafter increase by an amount equal to $.10 per 1,000 shares of the Registrable Securities at the end of each subsequent two week period for so long as the event triggering such liquidated damages has not been eliminated. The Company shall pay the liquidated damages due with respect to any Registrable Securities at the end of each week during which such damages accrue. Liquidated damages shall be paid to the Holders of Registrable Securities entitled to receive such liquidated damages by wire transfer in immediately available funds to the accounts designated by such Holders.

         If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state securities or "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to such Holder.

         SECTION 7. REGISTRATION EXPENSES. Any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange, NASDAQ or NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with state securities or "blue sky" qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to Section 6(n), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, the reasonable fees and disbursements of Holders' Counsel and any reasonable out-of-pocket expenses of the Holders and their agents, including any reasonable travel costs but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Registration Statement or Exchange Offer to which such expenses relate becomes effective or is Consummated, as the case may be.

         SECTION 8.        INDEMNIFICATION AND CONTRIBUTION.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, stockholders, employees, agents and investment advisors of such controlling Person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other fees and expenses incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which such Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and any such Controlling Person, may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the

Company shall have furnished any amendments or supplements thereto), or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable for Damages to any Holder under this Section 6(a) to the extent that any such Damages (i) arise out of or are based upon any such untrue statement or omission which is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Registration Statement (or any amendment thereto) or Prospectus (or amendment or supplement thereto); or (ii) were caused by the fact that such Holder sold Securities to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at the time of or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (a) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder and (b) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities except with respect to information provided by the underwriter specifically for inclusion therein.

                  (b) Indemnification by the Holders. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against all Damages to the same extent as the foregoing indemnity from the Company to such Holder, but only to the extent such Damages arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) or are caused by any omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); provided, however, that such Holder shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not materially prejudiced by such failure to so notify it or (ii) which it may otherwise have pursuant to this Agreement. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not substantially prejudiced by such failure to so notify it or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or
(iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or an Affiliate of such indemnified party and any indemnifying party or an Affiliate of such indemnifying party, (B) there may be one or more defenses available to such indemnified party or any Affiliate of such indemnified party that are different from or additional to those available to any indemnifying party or any Affiliate of any indemnifying party and (C) such indemnified party shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or any Affiliate of such indemnified party and such indemnifying party or any Affiliate of such indemnifying party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of each indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8(d).

         SECTION 9. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of the Registrable Securities under Rule 144 under the Securities
Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any successor rule or similar provision or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 10. RULE 144A. The Company covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or if the Company is not required to file such reports, it will, upon the request of any Holder, make available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144A under the Securities
Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144A, as such rule may be amended from time to time, or (b) any successor rule or similar provision or regulation hereafter adopted by the Commission.

         SECTION 11.       MISCELLANEOUS.

                  (a) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in interest of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that, no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 6 hereof (other than any immaterial amendment, modification, supplement, waiver or consent) shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles or rules of conflicts of law.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

                  (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (k) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                  (l) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof, including monetary damages, are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

                  (m) Third Party Beneficiaries. The beneficial owners of the Registrable Securities, together with their nominees, successors and assigns, are third party beneficiaries to this Agreement, and shall be entitled to the rights, and subject to the obligations, of Holders contained herein as if each were an original party to this Agreement.

                 [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      INTER*ACT OPERATING CO., INC.

                                      By: /s/ Thomas McGoldrick
                                         _________________________________
                                         Thomas McGoldrick
                                         Executive Vice President

                                      Notice Information:
                                      Inter*Act Operating Co., Inc.
                                      14 Westport Avenue
                                      Norwalk, Connecticut 06851
                                      Attn: President & Chief Operating Officer
                                      Telecopier:

                                      [HOLDERS]

                                      By:---------------------------------                                         _________________________________
                                         Name:
                                         Title:

                                      Notice Information: At the
                                      address of the Holder set forth
                                      on the books and records of the
                                      Company or at such other place
                                      designated by the Holder in writing
                                      in accordance with the provisions
                                      contained herein.

ANNEX A

         Each broker-dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business 90 days after the Expiration Date, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."


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


                                                                        ANNEX B

         Each broker-dealer that receives New Securities for its own account in exchange for Securities, where such securities were acquired by such broker-dealer as a result of market making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distributions."



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


                                                                        ANNEX C

                             PLAN OF DISTRIBUTION

         Each broker-dealer that receives New Securities for its own account pursuant to the Exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result Of market making activities or other trading activities. The Company has agreed that, starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, 199_ all dealers effecting transaction in the New Securities may be required to deliver a prospectus.

         The Company will not receive any proceeds from any sale of New Securities by broker-dealers. New Securities received by broker-dealers for their own account pursuant to the Exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Securities. An broker-dealer that resells New Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of New Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

         For a period of 90 days after the Expiration Date, the Company will promptly send additional copies of this prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Act.

         [If applicable, add any additional information required by Regulation S-K Item 507 and/or 508.]

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

                                                                       ANNEX D

RIDER A

         [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES-OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                  Address:

RIDER B

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities. if the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

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